EXHIBIT 99

                        INDEX OF EXHIBITS
                    INCLUDED HERIN, FORM 10-Q
                         AUGUST 27, 1999
                                                     SEQUENTIAL
EXHIBIT                                                 PAGE
NUMBER              DESCRIPTION                        NUMBER
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10(i) Note Agreement between the Company and Suntrust
      of Georgia dated August 23, 1999 covering the
      Company's long term note due February 19, 2001    13-15


27    Financial Data Schedule                           16